UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2008

CENVEO, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Cenveo, Inc. (the “Company”) held on May 30, 2008, the Company’s shareholders approved an amendment to the Company’s 2007 Long-Term Equity Incentive Plan (the “2007 Plan”) eliminating the limitation on the number of shares that may be granted under the 2007 Plan as restricted shares or issued with respect to restricted share units or other full value share awards under the 2007 Plan.  Prior to such amendment, no more than 1,500,000 shares of the 2,000,000 shares authorized under the 2007 Plan (plus any unused shares previously authorized for restricted shares or restricted share unit awards under prior plans) were available with respect to such awards.  This change was intended to provide the Company with greater flexibility in making equity awards under the 2007 Plan and in particular to permit the Company to provide for the payment of some or all of performance-vested awards under the 2007 Plan in the form of restricted stock units rather than in cash.

The 2007 Plan also was amended to (i) permit the vesting of performance-vested awards after the expiration of a performance period of at least one year (rather than the pre-amendment requirement that vesting occur not sooner than one year from date of grant of the performance-vested award), (ii) clarify that performance-vested awards may be paid in the form of fully-vested shares of Cenveo stock, and (iii) increase the maximum annual number of shares with respect to which share-denominated performance-vested awards may be granted to any participant under the 2007 Plan to 300,000 (from the pre-amendment limit of 150,000).

The 2007 Plan was further amended to make certain changes relating to compliance with Section 409A of the Internal Revenue Code and to make certain other clarifying changes.

In addition, the service of Sean Sullivan as the President of the Company’s Commercial Print and Packaging division terminated effective June 1, 2008.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

99.1	Cenveo, Inc. 2007 Long-Term Equity Incentive Plan, as amended May 30, 2008. Incorporated by reference to Exhibit A to Cenveo, Inc.’s Schedule 14A filed April 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 4, 2008
CENVEO, INC.

By: /s/ Mark S. Hiltwein
Mark S. Hiltwein
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Cenveo, Inc. 2007 Long-Term Equity Incentive Plan, as amended May 30, 2008. Incorporated by reference to Exhibit A to Cenveo, Inc.’s Schedule 14A filed April 28, 2008.